UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2022

PRIMAVERA CAPITAL ACQUISITION CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-39915	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

41/F Gloucester Tower, 15 Queen’s Road Central Hong Kong	000000
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +852 3767 5100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	PV	The New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	PV WS	The New York Stock Exchange
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	PV.U	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

As previously disclosed, on March 23, 2022, Primavera Capital Acquisition Corporation, a Cayman Islands exempted company (“PCAC”), entered into a Business Combination Agreement (the “BCA”) by and among (i) PCAC, (ii) Lanvin Group Holdings Limited, a Cayman Islands exempted company (“LGHL”), (iii) Lanvin Group Heritage I Limited, a Cayman Islands exempted company and a direct wholly owned subsidiary of LHGL, (iv) Lanvin Group Heritage II Limited, a Cayman Islands exempted company and a direct wholly owned subsidiary of LGHL, and (v) Fosun Fashion Group (Cayman) Limited, a Cayman Islands exempted company (“Lanvin Group”). Additionally, as previously disclosed, on October 17, 2022, the aforementioned parties entered into Amendment No. 1 to the BCA, and on October 20, 2022, the aforementioned parties entered into Amendment No. 2 to the BCA.

On October 28, 2022, the aforementioned parties entered into Amendment No. 3 to the BCA (“BCA Amendment No. 3”) to remove the arrangements relating to the bonus pool of up to 3,600,000 ordinary shares of LGHL for eligible holders of PCAC’s Class A ordinary shares who do not redeem their shares in connection with the transactions contemplated by the BCA (the “Business Combination”).

The foregoing description of BCA Amendment No. 3 does not purport to be complete and is qualified in its entirety by the terms and conditions of BCA Amendment No. 3, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

In connection with BCA Amendment No. 3, the parties also entered into certain amendments to related agreements as described below.

Related Agreements

A&R Subscription Agreement

As previously disclosed, on March 23, 2022, Fosun Fashion Holdings (Cayman) Limited agreed to subscribe for 3,800,000 LGHL ordinary shares for an aggregate purchase price of $38 million, of which amount $30 million has already been funded to Lanvin Group in advance of the closing of the Business Combination. Subsequently, on October 28, 2022, Fosun Fashion Holdings (Cayman) Limited, Fosun International Limited and certain other parties thereto entered into an Amended and Restated Subscription Agreement (the “A&R Subscription Agreement”), pursuant to which Fosun Fashion Holdings (Cayman) Limited has agreed to subscribe for a total of 13,327,225 LGHL ordinary shares at a price of $10 per share, upsizing its PIPE subscription investment by approximately $95 million, from $38 million to approximately $133 million. The additional approximately $95 million PIPE subscription commitment from Fosun Fashion Holdings (Cayman) Limited will be effected by way of re-investment of all of the repayment proceeds of certain existing shareholder loans that were borrowed by Lanvin Group from Fosun International Limited for working capital purposes. The closing of the PIPE investment by Fosun Fashion Holdings (Cayman) Limited and the other PIPE investors is contingent upon, among other things, the substantially concurrent consummation of the Business Combination.

The foregoing description of the A&R Subscription Agreement does not purport to be complete and is qualified in its entirety by reference to the A&R Subscription Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Amendment No. 1 to Sponsor Support Deed

On October 28, 2022, in connection with the execution of BCA Amendment No. 3, PCAC, LGHL, Primavera Capital Acquisition LLC (PCAC’s sponsor, the “Sponsor”), certain other holders of PCAC’s Class B ordinary shares and Lanvin Group entered into Amendment No. 1 to the previously disclosed Sponsor Support Deed, dated March 23, 2022, by and among the aforementioned parties, pursuant to which the Sponsor shall no longer be required to surrender any Class B ordinary shares of PCAC.

The foregoing description of Amendment No. 1 to the Sponsor Support Deed does not purport to be complete and is qualified in its entirety by reference to Amendment No. 1 to the Sponsor Support Deed, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Letter Agreement in respect of the FFG Shareholder Support Deed

On October 28, 2022, in connection with the execution of BCA Amendment No. 3, PCAC, LGHL, Lanvin Group and Fosun Fashion Holdings (Cayman) Limited entered into a letter agreement, pursuant to which Fosun Fashion Holdings (Cayman) Limited shall not be obliged to surrender any ordinary shares of Lanvin Group, notwithstanding the terms of the previously disclosed FFG Shareholder Support Deed, by and among PCAC, LGHL, Lanvin Group and certain existing shareholders of Lanvin Group, entered into concurrently with the BCA (the “FFG Shareholder Support Deed”).

The foregoing description of the letter agreement in respect of the FFG Shareholder Support Deed does not purport to be complete and is qualified in its entirety by reference to such letter agreement, a copy of which is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

In connection with the foregoing amendments, PCAC and Lanvin Group are in discussions to explore alternative non-redemption incentives for certain selected holders of PCAC’s Class A ordinary shares to commit to not redeem their shares in connection with the Business Combination. We expect that such alternative non-redemption incentives will take the form of secondary share transfers from the Sponsor and/or Fosun Fashion Holdings (Cayman) Limited, LGHL’s controlling shareholder, to such selected holders in consideration of their entry into a customary non-redemption agreement. No such non-redemption agreement has been entered into as of the date of this Current Report on Form 8-K, and there can be no assurance that any non-redemption agreement will be entered into on any particular terms and conditions, or at all, prior to the closing of the Business Combination.

Additionally, on November 1, 2022, Lanvin Group and PCAC posted an updated investor presentation related to the Business Combination. A copy of the updated investor presentation is furnished hereto as Exhibit 99.1 and incorporated by reference herein.

The foregoing (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as otherwise expressly stated by specific reference in any such filing.

Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of the federal securities laws, and also contains certain financial forecasts and projections. All statements other than statements of historical fact contained in this communication, including, but not limited to, statements as to future results of operations and financial position, planned products and services, business strategy and plans, objectives of management for future operations of the Lanvin Group, market size and growth opportunities, competitive position, technological and market trends and the potential benefits and expectations related to the terms and timing of the proposed business combination with PCAC, are forward-looking statements. Some of these forward-looking statements can be identified by the use of forward-looking words, including “anticipate,” “expect,” “suggests,” “plan,” “believe,” “intend,” “estimates,” “targets,” “projects,” “should,” “could,” “would,” “may,” “will,” “forecast” or other similar expressions. All forward-looking statements are based upon estimates and forecasts and reflect the views, assumptions, expectations, and opinions of the Lanvin Group and PCAC, which are all subject to change due to various factors. Any such estimates, assumptions, expectations, forecasts, views or opinions, whether or not identified in this communication, should be regarded as indicative, preliminary and for illustrative purposes only and should not be relied upon as being necessarily indicative of future results.

The forward-looking statements and financial forecasts and projections contained in this communication are subject to a number of factors, risks and uncertainties. Potential risks and uncertainties that could cause the actual results to differ materially from those expressed or implied by forward-looking statements include, but are not limited to, changes in domestic and foreign business, market, financial, political and legal conditions; the timing and structure of the business combination with PCAC; changes to the proposed structure of the business combination with PCAC that may be required or appropriate as a result of applicable laws or regulations; the inability of the parties to successfully or timely consummate the business combination with PCAC and the other transactions in connection therewith, including as a result of the COVID-19 pandemic or the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the business combination with PCAC or that the approval of the shareholders of PCAC or the Lanvin Group is not obtained; the risk that the business combination with PCAC disrupts current plans and operations of PCAC or the Lanvin Group as a result of the announcement and consummation of the business combination with PCAC; the ability of the Lanvin Group to grow and manage growth profitably and retain its key employees including its chief executive officer and executive team; the inability to obtain or maintain the listing of the post-acquisition company’s securities on The New York Stock Exchange following the business combination with PCAC; failure to realize the anticipated benefits of the business combination with PCAC; risk relating to the uncertainty of the projected financial information with respect to the Lanvin Group; the amount of redemption requests made by PCAC’s shareholders and the amount of funds available in the PCAC trust account; general economic conditions and other factors affecting the Lanvin Group’s business; Lanvin Group’s ability to implement its business strategy; Lanvin Group’s ability to manage expenses; changes in applicable laws and governmental regulation and the impact of such changes on Lanvin Group’s business, Lanvin Group’s exposure to litigation claims and other loss contingencies; the risks associated with negative press or reputational harm; disruptions and other impacts to Lanvin Group’s business, as a result of the COVID-19 pandemic and government actions and restrictive measures implemented in response; Lanvin Group’s ability to protect patents, trademarks and other intellectual property rights; any breaches of, or interruptions in, Lanvin Group’s technology infrastructure; changes in tax laws and liabilities; and changes in legal, regulatory, political and economic risks and the impact of such changes on Lanvin Group’s business. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of LGHL’s registration statement on Form F-4, PCAC’s Annual Report on Form 10-K and other documents filed by LGHL or PCAC from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. In addition, there may be additional risks that neither PCAC nor Lanvin Group presently know, or that PCAC or Lanvin Group currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. Forward-looking statements reflect PCAC’s and Lanvin Group’s expectations, plans, projections or forecasts of future events and view. If any of the risks materialize or PCAC’s or Lanvin Group’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements.

Forward-looking statements speak only as of the date they are made. PCAC and Lanvin Group anticipate that subsequent events and developments may cause their assessments to change. However, while LGHL, PCAC and Lanvin Group may elect to update these forward-looking statements at some point in the future, LGHL, PCAC and Lanvin Group specifically disclaim any obligation to do so, except as required by law. The inclusion of any statement in this document does not constitute an admission by Lanvin Group nor PCAC or any other person that the events or circumstances described in such statement are material. These forward-looking statements should not be relied upon as representing PCAC’s or Lanvin Group’s assessments as of any date subsequent to the date of this document. Accordingly, undue reliance should not be placed upon the forward-looking statements. In addition, the analyses of Lanvin Group and PCAC contained herein are not, and do not purport to be, appraisals of the securities, assets or business of the Lanvin Group, PCAC or any other entity.

Important Additional Information

This communication relates to a proposed business combination between Lanvin Group and PCAC. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The proposed business combination with PCAC will be submitted to shareholders of PCAC for their consideration.

LGHL has filed a Registration Statement with the SEC which includes a preliminary proxy statement in relation to the vote by PCAC’s shareholders in connection with the proposed business combination and other matters as described in the Registration Statement, as well as a preliminary prospectus with respect to LGHL’s securities to be issued in connection with the proposed business combination. PCAC and LGHL also will file other documents regarding the proposed business combination with the SEC.

After the Registration Statement has been declared effective, PCAC will mail a definitive proxy statement/prospectus and other relevant documents to its shareholders as of the record date established for voting on the proposed business combination. This communication is not a substitute for the Registration Statement, the definitive proxy statement/prospectus or any other document that PCAC will send to its shareholders in connection with the business combination. PCAC’s shareholders and other interested persons are advised to read, once available, the preliminary proxy statement/prospectus and any amendments thereto and, once available, the definitive proxy statement/prospectus, in connection with PCAC’s solicitation of proxies for its special meeting of shareholders to be held to approve, among other things, the proposed transactions, because these documents will contain important information about PCAC, LGHL, Lanvin Group and the proposed business combination with PCAC. Shareholders and investors may also obtain a copy of the preliminary or definitive proxy statement/prospectus, once available, as well as other documents filed with the SEC regarding the proposed transactions and other documents filed with the SEC by PCAC, without charge, at the SEC’s website located at www.sec.gov or by directing a request to PCAC.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Participants in the Solicitation

PCAC, LGHL and Lanvin Group and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from PCAC’s shareholders in connection with the proposed transactions. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of PCAC’s shareholders in connection with the proposed transactions will be set forth in LGHL’s proxy statement/prospectus when it is filed with the SEC. You can find more information about PCAC’s directors and executive officers in the Registration Statement. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the proxy statement/prospectus when it becomes available. Shareholders, potential investors and other interested persons should read the definitive proxy statement/prospectus carefully, when available, before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

No Offer or Solicitation

This communication is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed transactions or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Amendment No. 3 to the Business Combination Agreement, dated as of October 28, 2022, by and among Lanvin Group Holdings Limited, Primavera Capital Acquisition Corporation, Fosun Fashion Group (Cayman) Limited, Lanvin Group Heritage I Limited and Lanvin Group Heritage II Limited

10.1	Amended and Restated Subscription Agreement, dated as of October 28, 2022, by and among Lanvin Group Holdings Limited, Primavera Capital Acquisition Corporation, Fosun Fashion Holdings (Cayman) Limited, Fosun Fashion Group (Cayman) Limited and Fosun International Limited

10.2	Amendment No. 1 to Sponsor Support Deed, dated as of October 28, 2022, by and among Primavera Capital Acquisition Corporation, Fosun Fashion Group (Cayman) Limited, Primavera Capital Acquisition LLC, Lanvin Group Holdings Limited, and certain other parties thereto

10.3	Letter Agreement in respect of the FFG Shareholder Support Deed, dated as of October 28, 2022, by and among Primavera Capital Acquisition Corporation, Lanvin Group Holdings Limited, Fosun Fashion Group (Cayman) Limited and Fosun Fashion Holdings (Cayman) Limited

99.1	Revised Investor Presentation, dated November 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 1, 2022

Primavera Capital Acquisition Corporation

By:	/s/ Tong Chen
Tong Chen
Chief Executive Officer and Chief Financial Officer